Exhibit (16)

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews, and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
Voya Equity Trust	333-204754	811-8817
Voya Intermediate Bond Portfolio	333-203386	811-2361
Voya Investors Trust	333-203804	811-5629
Voya Partners, Inc.	333-203805	811-08319
Voya Variable Portfolios, Inc.	333-203809	811-7651

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of August 1, 2015.

/s/ Martin J. Gavin
Martin J. Gavin
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews, and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
Voya Equity Trust	333-204754	811-8817
Voya Intermediate Bond Portfolio	333-203386	811-2361
Voya Investors Trust	333-203804	811-5629
Voya Partners, Inc.	333-203805	811-08319
Voya Variable Portfolios, Inc.	333-203809	811-7651

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of October 1, 2015.

/s/ Christopher P. Sullivan
Christopher P. Sullivan
Director and Trustee